November 14, 2011

General Money Market Fund, Inc.

Supplement to Statement of Additional Information
Dated April 1, 2011

Effective on or about March 13, 2012 (the “Effective Date”), each Dreyfus-managed equity and bond fund offering Class B shares (each, a “Dreyfus fund” and collectively, the “Dreyfus funds”) will convert its outstanding Class B shares to Class A shares of the Dreyfus fund.  After such conversion, Class B shares will no longer be offered by the Dreyfus funds and will be terminated as a separately designated class of each such Dreyfus fund.  Currently, Class B shares of a Dreyfus fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of another Dreyfus fund or certain other funds advised by The Dreyfus Corporation, including General Money Market Fund, Inc. (“GMMF”), or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWDMMF”).

On the Effective Date, Class B shares of GMMF received by holders of a Dreyfus fund’s Class B shares in a prior exchange for the Dreyfus fund’s Class B shares, or in a prior exchange for eligible shares of DWDMMF, will automatically convert to Class A shares of GMMF (which have a lower total annual expense ratio than Class B shares of GMMF).  The conversion of Class B shares to Class A shares of GMMF will not be a taxable event for federal income tax purposes.

As of the Effective Date, holders of Class A shares of GMMF received in the conversion will be able to exchange such shares for Class A shares or no-load shares or classes of other Dreyfus-managed funds, without the imposition of a contingent deferred sales charge.